UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 10, 2003

Date of report (Date of earliest event reported)

ENCORE MEDICAL CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	000-26538	65-0572565
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Metric Blvd., Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

(512) 832-9500

(Registrant’s telephone

number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events and Regulation FD Disclosure

On December 10, 2003, Encore Medical Corporation (the “Company”) issued a press release to announcing pricing of its pubic offering of 8,500,000 shares of common stock at $6.25 per share.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 7.	Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release dated December 10, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE MEDICAL CORPORATION

Date: December 12, 2003	By:	/s/ Harry L. Zimmerman

Harry L. Zimmerman Executive Vice President – General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Encore Medical Corporation Press Release dated December 10, 2003

Exhibit No. 99.1

For	Encore Medical Corporation	FOR IMMEDIATE RELEASE
Contact:	Harry L. Zimmerman (512) 832-9500
harry_zimmerman@encoremed.com

Media:	Euro RSCG Life NRP
Susan Noonan (212) 845-4252
news@erlnrp.com

Encore Medical Corporation Announces Pricing of Its
Public Offering of 8,500,000 Shares of Common Stock

AUSTIN, Texas, December 10, 2003 — Encore Medical Corporation (Nasdaq: ENMC) announced it has priced its public offering of 8,500,000 shares of its common stock at $6.25 per share. In this offering, Encore is selling 6,000,000 shares of common stock, and certain of Encore’s stockholders are selling 2,500,000 shares of common stock. Encore will use proceeds it receives from the sale of common stock in this offering for working capital and other general corporate purposes, including possible acquisitions. Encore will not receive any of the proceeds of the sale of shares by the selling stockholders.

Encore Medical Corporation is a diversified orthopedic company that designs, manufactures, markets and distributes orthopedic implant products, sports medicine equipment and related products for the orthopedic industry.

SG Cowen Securities Corporation acted as lead managing underwriter of the offering and First Albany Capital Inc. acted as co-manager. In addition to the shares being sold by the selling stockholders, the underwriters may purchase up to an additional 1,275,000 shares of common stock from certain of the selling stockholders at the public offering price pursuant to the underwriters’ over-allotment option.

This announcement shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

A copy of the final prospectus supplement relating to the offering may be obtained from SG Cowen Securities Corporation, 1221 Avenue of the Americas, 6th Floor, New York, New York 10020.

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Except for the historical information contained herein, the matters discussed are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties, such as regulatory approvals, manufacturing uncertainties, the impacts of competitive products and pricing, and other risks and uncertainties set forth in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause actual results to differ materially from any forward-looking statements made herein.